Investment Adviser                                         Quarterly Report
   Legg Mason Funds Management, Inc.                      September 30, 2000
   Baltimore, MD

Board of Directors
   John F. Curley, Jr., Chairman
   Nelson A. Diaz
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   G. Peter O'Brien                                           Legg Mason
   T. A. Rodgers                                                Focus
                                                             Trust, Inc.
Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, DC

Independent Accountants                                [LEGG MASON FUNDS LOGO]
   PricewaterhouseCoopers LLP
   Baltimore, MD                                      The Art of Investing/SM/


   This report is not to be distributed unless preceded or accompanied by a prospectus.



       Legg Mason Wood Walker, Incorporated
   -------------------------------------------
                 100 Light Street
     P.O. Box 1476, Baltimore, MD 21203-1476
                 410 . 539 . 0000



LMF-222
11/00

To Our Shareholders,

  We are pleased to provide you with the quarterly report for Legg Mason Focus Trust, Inc. for the three months ended September 30, 2000.

  On the following pages, Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance.

  We hope you will consider using the Fund for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Legg Mason Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.


                                  Sincerely,


                                  /s/ Edward A. Taber, III
                                  ------------------------
                                  Edward A. Taber, III
                                  President

October 20, 2000

Portfolio Manager's Comments
Legg Mason Focus Trust, Inc.


Performance Analysis

  Legg Mason Focus Trust's total return for the third quarter and year to date are shown below with the total returns of the Fund's two comparable benchmark indices: the Standard & Poor's 500 Index, an index of widely held common stocks, and Lipper Analytical Services, Inc.'s ("Lipper's") index of Large-Cap Core funds.

                                         Third     Year
                                        Quarter   to Date
   ----------------------------------------------------------
   Focus Trust                          -2.13%    -10.16%
   S&P 500 Stock Composite Index        -0.97%     -1.39%
   Lipper Large-Cap Core Funds          -0.37%     +1.51%

  The Fund's average annual total returns for one, two, three, four, and five years are shown below, as well as total return information for the same periods for the S&P 500 Index and the Lipper index of Large-Cap Core funds.


                                      1 Year    2 Years    3 Years    4 Years    5 Years
   ----------------------------------------------------------------------------------------
   Focus Trust                         +6.79%    +20.79%    +17.82%    +19.66%    +18.82%
   S&P 500 Stock Composite Index      +13.28%    +20.32%    +16.44%    +22.03%    +21.69%
   Lipper Large-Cap Core Funds        +17.72%    +21.31%    +16.15%    +20.64%    +20.12%

  In our second quarter report to shareholders, we commented on our "bumpy" ride this year and how concentrated funds such as Focus Trust typically bounce up and down more so in price than other broadly based funds, including index funds. Our above-average price volatility continued throughout the third quarter and I would not be surprised if this volatility continued for the remainder of the year. It is important that each and every shareholder recognize the inherent volatility of owning a concentrated fund. Although we own outstanding businesses, because we own larger stakes in these companies compared to other funds, when our companies bounce in price so too will our Fund.

  Repeating what I said earlier, because of our portfolio concentration, Focus Trust has the tendency to bounce lower during market sell-offs and bounce higher during market rallies. Remember our 41% return in 1998. I would also remind shareholders that our current 9% relative underperformance to the S&P 500 Index is not our worst relative performance. In the third and fourth quarter of 1998, during the emerging market's financial crisis, Focus Trust dug a whole 12 points behind the market before the Fund rallied in the fourth quarter.

  In our last report, I also discussed the difference between price volatility and economic volatility. Although price volatility is the customary method for describing risk, we don't think about risk in this way. Instead we focus on the economic risk of each of our companies. A quick glance at our portfolio holdings will remind shareholders of how many high quality companies Focus Trust does own.

Market Review

  There have been 145 central bank tightenings worldwide since the spring of 1999. Generally, a central bank will increase interest rates to slow economic growth or to reduce inflation, or to increase the value of a currency relative to other world currencies. Here in the United States, the concern is not the value of the dollar, which is strong against all major currencies, but rather the above-average economic growth of our Gross Domestic Product coupled with the possibility of higher inflation. We can now say with confidence, the U.S. Federal Reserve's six interest rate increases solved one of their major concerns -- slow the economy. Unfortunately, inflation concerns have not yet been alleviated. The persistently tight labor markets suggest higher wage demands are possible and the rise in oil prices all but guarantees that higher prices for many goods and services will be passed through to the consumer in the months ahead. For these two reasons alone, the Federal Reserve at its last meeting, although confronted with persuasive evidence of slower economic growth, was unwilling to "stand-down" from its inflation watch.

  For stock investors, higher interest rates are almost always a short-term negative. Whether higher interest rates become a longer-term negative remains to be seen. In the short run, higher interest rates slow economic growth and reduce earnings for corporations. Lower corporate profits translate into lower prices for common stocks. Higher interest rates also reduce the current valuation of common stocks. Higher interest rates mean the future cash profits of companies will be discounted at higher rates, thus causing valuations to decline. It is a one-two punch: lower profits and higher discount rates cause stocks to go lower.

  The question of whether the past year's rise in interest rates will be long-term negative or positive rests largely upon whether the economy will sink into a recession or merely slow a bit before lifting again, setting the stage for better profit growth. The latter description is called an economic "soft landing." If the economy achieves a soft-landing, then the Federal Reserve's six interest rate increases will be viewed positively. If by raising interest rates the Fed ensured economic growth for a much longer period going forward, they will have acted successfully. If, however, the interest rate increases cause a deep slowdown in corporate profits and in effect cause an economic "hard landing," the Federal Reserve's actions will be viewed negatively.

  This brief lesson naturally begs the next question: What is the future direction of the economy? Suffice it to say, we possess no mystical insights. However, we will point out that our economy today is much more technology/information driven (read: better inventory controls). With information instantaneously delivered to manufacturers, distributors, retailers, consumers and policy makers, the possibility exists for a better management of a slowdown as compared to earlier economic periods when participants received important information on a time-delayed basis. Instantaneous information allows for instantaneous adjustments that should help prevent the worst of possible outcomes.

  Despite the price volatility of many stocks in our portfolio, clients should take solace in recognizing we together own a high quality portfolio of businesses. Based on our conservative estimate of what we believe these companies will earn over the next five to ten years, even discounted at higher interest rates, this suggests that current prices offer a wide margin of safety between what the stock market currently says our companies are worth and what our valuation models suggest they are worth.

  We cannot predict with certainty when the share price of Focus Trust will begin to outperform the S&P 500 Index. However, we do know our businesses possess economic returns (measured by return on invested capital and growth of cash earnings) that exceed what we expect the benchmark S&P 500 to earn over the next several years. Thus, over the long term, we should expect price appreciation commensurate with our economic return. Of course, the market is never so obliging to march lockstep with a company's economic return. But that is perfectly fine with us. This periodic mispricing gives us excellent opportunities to purchase great companies at outstanding prices.

  In order to generate excess returns (an investment return above the market return) you have to be able to take advantage of the market's periodic mispricing. Often that requires an investor to buy when others are selling (fear in the market) or delay purchases when others are buying (greed in the market). It is our belief that fear has taken hold of this market, and wise investors will be those who have the courage to purchase shares of outstanding companies at bargain prices.

  During this period, I am reminded of Warren Buffett's famous observation: "The most common cause of low prices is pessimism -- sometimes pervasive, some times specific to a company or industry. We want to do business in this environment, not because we like pessimism but because we like the prices it produces. It's optimism that is the enemy of the rational buyer."

  Valuable advice for Focus Trust shareholders!

  As always we appreciate your support and welcome any questions you may have.


                                                Robert G. Hagstrom, CFA
                                                Portfolio Manager
October 19, 2000
DJIA 10142.98

Performance Information
Legg Mason Focus Trust, Inc.

Total Returns for One, Three and Five Years and Life of Fund as of September 30, 2000

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     The Fund's total returns as of September 30, 2000, are as follows:

     Average Annual Total Return:
      One Year                                          +6.79%
      Three Years                                      +17.82
      Five Years                                       +18.82
      Life of Fund (Inception April 17, 1995)          +18.78

     Cumulative Total Return:
      One Year                                          +6.79%
      Three Years                                      +63.55
      Five Years                                      +136.80
      Life of Fund (Inception April 17, 1995)         +155.98


                     ------------------------------------


Selected Portfolio Performance(dagger)
   Strong performers for the 3rd quarter 2000*               Weak performers for the 3rd quarter 2000*
   ------------------------------------------------          ----------------------------------------------
   1. Harley-Davidson, Inc.                  +24.4%          1. WorldCom, Inc.                       -33.8%
   2. Berkshire Hathaway Inc. -- Class A     +19.7%          2. Eastman Kodak Company                -31.3%
   3. American Express Company               +16.6%          3. Unisys Corporation                   -22.7%
   4. The Home Depot, Inc.                    +6.3%          4. Nokia Oyj                            -20.3%
   5. Amazon.com, Inc.                        +5.9%          5. America International Group, Inc.    -18.6%

   (dagger)Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.
   *Securities held for the entire period.


Portfolio Changes
   Securities added during the 3rd quarter 2000              Securities sold during the 3rd quarter 2000
   ------------------------------------------------          ----------------------------------------------
   None                                                      None

   Portfolio of Investments
   Legg Mason Focus Trust, Inc.
   September 30, 2000 (Unaudited)
   (Amounts in Thousands)

                                                                                             Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.5%

   Communications Services -- 4.1%
     Telephone -- 4.1%
     WorldCom, Inc.                                                                               285      $  8,648/A/
                                                                                                           --------

   Consumer Cyclicals -- 25.3%
     Leisure Time (Products) -- 10.0%
     Harley-Davidson, Inc.                                                                        150         7,181
     International Speedway Corporation                                                           362        14,118
                                                                                                           --------
                                                                                                             21,299
                                                                                                           --------
     Retail (Building Supplies) -- 2.7%
     The Home Depot, Inc.                                                                         108         5,731
                                                                                                           --------

     Retail (General Merchandise) -- 6.1%
     Wal-Mart Stores, Inc.                                                                        273        13,138
                                                                                                           --------

     Retail (Home Shopping) -- 3.7%
     Amazon.com, Inc.                                                                             206         7,918/A/
                                                                                                           --------

     Services (Advertising/Marketing) -- 2.8%
     WPP Group plc                                                                                100         5,931
                                                                                                           --------

   Consumer Staples -- 11.4%
     Personal Care -- 6.0%
     Avon Products, Inc.                                                                          315        12,876
                                                                                                           --------

     Restaurants -- 5.4%
     McDonald's Corporation                                                                       379        11,450
                                                                                                           --------

   Financials -- 31.6%
     Financial (Diversified) -- 16.0%
     American Express Company                                                                     270        16,403
     Citigroup Inc.                                                                               327        17,660
                                                                                                           --------
                                                                                                             34,063
                                                                                                           --------
     Insurance (Multi-Line) -- 8.0%
     American International Group, Inc.                                                           179        17,152
                                                                                                           --------

                                                                                             Shares/Par      Value
   ----------------------------------------------------------------------------------------------------------------------
  Financials -- continued
     Insurance (Property/Casualty) -- 7.6%
     Berkshire Hathaway Inc. - Class A                                                            .25      $ 16,100/A/
                                                                                                           --------

   Technology -- 23.1%
     Communications Equipment -- 1.1%
     Nokia Oyj                                                                                     63         2,488
                                                                                                           --------

     Computers (Hardware) -- 12.0%
     Gateway, Inc.                                                                                343        16,021/A/
     International Business Machines Corporation                                                   85         9,529
                                                                                                           --------
                                                                                                             25,550
                                                                                                           --------
     Computers (Software/Services) -- 7.5%
     America Online, Inc.                                                                         210        11,288/A/
     Unisys Corporation                                                                           415         4,665/A/
                                                                                                           --------
                                                                                                             15,953
                                                                                                           --------
     Photography/Imaging -- 2.5%
     Eastman Kodak Company                                                                        130         5,314
                                                                                                           --------

   Total Common Stock and Equity Interests (Identified Cost -- $187,589)                                    203,611
   ----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.7%
   Goldman, Sachs & Company
     6.60%, dated 9/29/00, to be repurchased at $4,987 on 10/2/00
     (Collateral: $5,497 Fannie Mae mortgage-backed securities, 6%,
     due 1/1/29, value $5,163)                                                                 $4,984         4,984
   Morgan Stanley Dean Witter
     6.58%, dated 9/29/00, to be repurchased at $4,987 on 10/2/00
     (Collateral: $5,060 Ginnie Mae mortgage-backed securities, 7.50%,
     due 3/15/23, value $5,106)                                                                 4,985         4,985
                                                                                                           --------
   Total Repurchase Agreements (Identified Cost -- $9,969)                                                    9,969
   ----------------------------------------------------------------------------------------------------------------------
   Total Investments -- 100.2% (Identified Cost -- $197,558)                                                213,580
   Other Assets Less Liabilities -- (0.2)%                                                                     (406)
                                                                                                           --------
   Net assets -- 100.0%                                                                                    $213,174
                                                                                                           ========
   Net asset value per share:
     Primary Class                                                                                           $23.44
                                                                                                             ======
   ----------------------------------------------------------------------------------------------------------------------

   /A/Non-income producing.